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                                                                    Exhibit 23.2

                                 PRICE WATERHOUSE LLP



                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated April 29, 1994, which appears as Exhibit 99 of The BISYS Group, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Price Waterhouse LLP


Price Waterhouse LLP
New York, New York
November 22, 1996